SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                           --------------------------



                                    FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                 October 3, 2000




                                  Designs, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                        0-15898                 04-2623104
-----------                    -----------           -----------------
(State or other
 jurisdiction                  (Commission             (IRS Employer
 of incorporation)             File Number)         Identification No.)




66 B Street, Needham, MA                                     02494
---------------------------------------                   -----------
(Address of principal executive offices)                 ( Zip Code )




                               781-444-7222
                               ------------
                         Registrant's telephone number,
                              (including area code )

ITEM 7.        Financial Statements, Proforma Financial Information and Exhibits

Exhibit 16.1 Letter from Deloitte & Touche LLP, dated October 24, 2000, regarding its concurrence with the Company's disclosure in Item 4 of Form 8-K dated October 3, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                DESIGNS, INC.

Dated: November 2, 2000                         BY:/s/DAVID A. LEVIN
                                                ---------------------
                                                David A.Levin, President,
                                                Chief Executive Officer
                                                and Director